NATIONWIDE

VARIABLE

ACCOUNT-5

Annual Report

to

Contract Owners

December 31, 2010

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide Variable Account-5:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Variable Account-5 (comprised of the sub-accounts listed in note 1(b) (collectively, “the Accounts”)) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in contract owners’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2010, the results of their operations for the year then ended, the changes in contract owners’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/    KPMG LLP

Columbus, Ohio

March 9, 2011

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2010

Assets:
Investments at fair value:
NVIT Fund - Class I (TRF)
24,685 shares (cost $240,584)	$224,880
NVIT Government Bond Fund - Class I (GBF)
12,710 shares (cost $149,341)	146,033
NVIT Money Market Fund - Class I (SAM)
61,590 shares (cost $61,590)	61,590
VP Balanced Fund - Class I (ACVB)
3,126 shares (cost $19,874)	19,695
VP Capital Appreciation Fund - Class I (ACVCA)
30,502 shares (cost $273,341)	431,299
Stock Index Fund, Inc. - Initial Shares (DSIF)
4,381 shares (cost $117,823)	129,985
Equity-Income Portfolio - Initial Class (FEIP)
39,529 shares (cost $877,643)	751,833
Balanced Portfolio - I Class Shares (AMBP)
20,063 shares (cost $187,092)	212,465

Total Investments	1,977,780

Accounts Receivable	57

$1,977,837

Contract Owners’ Equity:
Accumulation units	1,957,899
Contracts in payout (annuitization) period (note 1f)	19,938

Total Contract Owners’ Equity (note 5)	$1,977,837

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF OPERATIONS

Year Ended December 31, 2010

Investment Activity:	Total	TRF	GBF	SAM	ACVB	ACVCA	DSIF	FEIP
Reinvested dividends	$24,425	2,253	4,473	-	612	-	2,377	12,770
Mortality and expense risk charges (note 2)	(24,381)	(2,971)	(2,002)	(914)	(458)	(4,702)	(1,834)	(8,984)

Net investment income (loss)	44	(718)	2,471	(914)	154	(4,702)	543	3,786

Realized gain (loss) on investments	2,332	(3,352)	189	-	(2,737)	6,038	11,960	(9,358)
Change in unrealized gain (loss) on investments	259,423	29,826	(2,860)	-	5,897	92,228	5,617	96,352

Net gain (loss) on investments	261,755	26,474	(2,671)	-	3,160	98,266	17,577	86,994

Reinvested capital gains	5,491	-	5,491	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$267,290	25,756	5,291	(914)	3,314	93,564	18,120	90,780

Investment Activity:	AMBP
Reinvested dividends	$1,940
Mortality and expense risk charges (note 2)	(2,516)

Net investment income (loss)	(576)

Realized gain (loss) on investments	(408)
Change in unrealized gain (loss) on investments	32,363

Net gain (loss) on investments	31,955

Reinvested capital gains	-

Net increase (decrease) in contract owners’ equity resulting from operations	$31,379

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2010 and 2009

	Total		TRF		GBF		SAM
	2010	2009	2010	2009	2010	2009	2010	2009
Investment activity:
Net investment income (loss)	$44	12,526	(718)	97	2,471	3,040	(914)	(764)
Realized gain (loss) on investments	2,332	(119,879)	(3,352)	(28,220)	189	(175)	-	-
Change in unrealized gain (loss) on investments	259,423	459,922	29,826	75,605	(2,860)	(3,179)	-	-
Reinvested capital gains	5,491	12,248	-	-	5,491	2,199	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	267,290	364,817	25,756	47,482	5,291	1,885	(914)	(764)

Equity transactions:
Purchase payments received from contract owners (note 3)	62,773	4,021	2,303	371	-	-	232	-
Transfers between funds	-	-	(117)	(5,109)	364	13,287	-	29,778
Redemptions (note 3)	(224,476)	(191,627)	(35,579)	(39,541)	(8,593)	(1,472)	(13,994)	(7,680)
Annuity benefits	(2,791)	(2,423)	-	-	(620)	(615)	-	-
Contract maintenance charges (note 2)	(2,603)	(2,949)	(516)	(534)	(110)	(105)	(461)	(448)
Contingent deferred sales charges (note 2)	(10)	(53)	-	(9)	-	-	-	(11)
Adjustments to maintain reserves	(7)	433	(13)	95	25	32	7	(36)

Net equity transactions	(167,114)	(192,598)	(33,922)	(44,727)	(8,934)	11,127	(14,216)	21,603

Net change in contract owners’ equity	100,176	172,219	(8,166)	2,755	(3,643)	13,012	(15,130)	20,839
Contract owners’ equity beginning of period	1,877,661	1,705,442	233,164	230,409	149,729	136,717	76,683	55,844

Contract owners’ equity end of period	$1,977,837	1,877,661	224,998	233,164	146,086	149,729	61,553	76,683

CHANGES IN UNITS:
Beginning units	67,340	76,144	2,810	3,454	2,749	2,526	2,970	2,135
Units purchased	2,609	1,765	28	20	6	252	9	1,149
Units redeemed	(8,887)	(10,569)	(415)	(664)	(155)	(29)	(564)	(314)

Ending units	61,062	67,340	2,423	2,810	2,600	2,749	2,415	2,970

(Continued)

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2010 and 2009

	ACVB		ACVCA		DSIF		FEIP
	2010	2009	2010	2009	2010	2009	2010	2009
Investment activity:
Net investment income (loss)	$154	1,401	(4,702)	(1,343)	543	1,229	3,786	5,780
Realized gain (loss) on investments	(2,737)	(561)	6,038	2,203	11,960	(3,054)	(9,358)	(81,454)
Change in unrealized gain (loss) on investments	5,897	3,982	92,228	91,683	5,617	26,292	96,352	224,648
Reinvested capital gains	-	-	-	-	-	10,049	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	3,314	4,822	93,564	92,543	18,120	34,516	90,780	148,974

Equity transactions:
Purchase payments received from contract owners (note 3)	376	774	54,076	774	558	742	2,721	618
Transfers between funds	(10,513)	(173)	20,613	(4,011)	(10,232)	399	(115)	(8,361)
Redemptions (note 3)	(10,673)	(2,408)	(79,218)	(30,677)	(50,836)	(18,565)	(20,239)	(78,705)
Annuity benefits	-	-	(600)	(473)	(247)	(210)	(543)	(454)
Contract maintenance charges (note 2)	(86)	(86)	(261)	(283)	(243)	(294)	(755)	(948)
Contingent deferred sales charges (note 2)	-	-	-	(11)	(10)	(10)	-	(12)
Adjustments to maintain reserves	(10)	(6)	5	186	(28)	(8)	20	20

Net equity transactions	(20,906)	(1,899)	(5,385)	(34,495)	(61,038)	(17,946)	(18,911)	(87,842)

Net change in contract owners’ equity	(17,592)	2,923	88,179	58,048	(42,918)	16,570	71,869	61,132
Contract owners’ equity beginning of period	37,287	34,364	343,112	285,064	172,895	156,325	679,953	618,821

Contract owners’ equity end of period	$19,695	37,287	431,291	343,112	129,977	172,895	751,822	679,953

CHANGES IN UNITS:
Beginning units	3,247	3,412	13,477	15,146	6,653	7,501	27,016	31,603
Units purchased	31	100	2,291	50	22	76	109	29
Units redeemed	(1,721)	(265)	(2,678)	(1,719)	(2,276)	(924)	(826)	(4,616)

Ending units	1,557	3,247	13,090	13,477	4,399	6,653	26,299	27,016

(Continued)

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2010 and 2009

	AMBP
	2010	2009
Investment activity:
Net investment income (loss)	$(576)	3,086
Realized gain (loss) on investments	(408)	(8,618)
Change in unrealized gain (loss) on investments	32,363	40,891
Reinvested capital gains	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	31,379	35,359

Equity transactions:
Purchase payments received from contract owners (note 3)	2,507	742
Transfers between funds	-	(25,810)
Redemptions (note 3)	(5,344)	(12,579)
Annuity benefits	(781)	(671)
Contract maintenance charges (note 2)	(171)	(251)
Contingent deferred sales charges (note 2)	-	-
Adjustments to maintain reserves	(13)	150

Net equity transactions	(3,802)	(38,419)

Net change in contract owners’ equity	27,577	(3,060)
Contract owners’ equity beginning of period	184,838	187,898

Contract owners’ equity end of period	$212,415	184,838

CHANGES IN UNITS:
Beginning units	8,418	10,367
Units purchased	113	89
Units redeemed	(252)	(2,038)

Ending units	8,279	8,418

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-5 NOTES TO FINANCIAL STATEMENTS December 31, 2010

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

Nationwide Variable Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on November 1, 1989. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through banks and other financial institutions.

(b) The Contracts

Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

NATIONWIDE FUNDS GROUP

NVIT Fund - Class I (TRF)

NVIT Government Bond Fund - Class I (GBF)

NVIT Money Market Fund - Class I (SAM)

PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Balanced Fund - Class I (ACVB)

VP Capital Appreciation Fund - Class I (ACVCA)

PORTFOLIOS OF THE DREYFUS INVESTMENT PORTFOLIOS

Stock Index Fund, Inc. - Initial Shares (DSIF)

PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Equity-Income Portfolio - Initial Class (FEIP)

PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Balanced Portfolio - I Class Shares (AMBP)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2010 of such funds, which represents fair value. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(Continued)

NATIONWIDE VARIABLE ACCOUNT- 5 NOTES TO FINANCIAL STATEMENTS December 31, 2010

(f) Calculation of Annuity Reserves

At each financial reporting date, the separate account financial statement includes an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to payment method selected by the contract holder.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 7%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Recently Issued Accounting Standards

In September 2006, the FASB issued FASB ASC 820, Fair Value Measurements and Disclosures (SFAS No. 157, Fair Value Measurements). FASB ASC 820 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements and also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. FASB ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances.

FASB ASC 820 was effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Account adopted FASB ASC 820 effective January 1, 2008. The adoption of FASB ASC 820 did not have a material impact on the Account’s financial position or results of operations.

In September 2009 the FASB issued ASU 2009-12, which amends FASB ASC 820, Fair Value Measurements and Disclosures. This guidance applies to reporting entities that hold an investment that is required or permitted to be measured or disclosed at fair value on a recurring or nonrecurring basis if the investment does not have a readily determinable fair value and the investee has attributes of an investment company. For these investments, this update allows, as a practical expedient, the use of net asset value (NAV) as the basis to estimate fair value as long as it is not probable, as of the measurement date that the investment will be sold and NAV is not the value that will be used in the sale. The NAVs must be calculated consistent with the American Institute of Certified Public Accountants Audit and Accounting Guide, Investment Companies, which generally requires these investments to be measured at fair value. Additionally, the guidance provided updated disclosures for investee on the measurement date at NAV, the investment should likely be classified as Level 2 in the fair value hierarchy. Investments that cannot be redeemed investments within its scope and noted that if the investor can redeem the investment with the with the investee at NAV would generally be classified as Level 3 in the fair value hierarchy. If the investment is not redeemable with the investee on the measurement date, but will be at a future date, the length of time until the investment is redeemable should be considered in determining classification as Level 2 or 3. This guidance is effective for interim and annual periods ending after December 15, 2009 with early adoption permitted. The Account adopted this guidance effective the period ending December 31, 2009. The adoption of this guidance did not have a material impact on the financial statements of the Account.

In January 2010, the FASB issued ASU 2010-06, which amends FASB ASC 820, Fair Value Measurement and Disclosures. This guidance requires new disclosures and provides amendments to clarify existing disclosures. The new requirements include disclosing transfers in and out of Levels 1 and 2 fair value measurements, the reasons for the transfers, and further disaggregating activity in level 3 fair value measurements. The clarification of existing disclosure guidance includes further disaggregation of fair value measurement disclosures for each class of assets and liabilities and providing disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the new disclosures regarding the activity in Level 3 measurements, which shall be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company adopted this guidance effective January 1, 2010, except for the new disclosure regarding the activity in Level 3 measurements, which the Company will adopt for the fiscal period beginning January 1, 2011.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(2) Expenses

The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is redeemed, the Company will, with certain exceptions, deduct from a contract owners’ contract value a contingent deferred sales charge not to exceed 7% of the purchase payments redeemed. This charge declines 1% per year. After the purchase payment has been held in the contract for 7 years, the charge is 0%. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company. The following additional contract charges are deducted by the Company: (a) an annual contract maintenance charge of up to $30, dependent upon contract type and issue date, which is satisfied by redeeming units; and (b) a mortality and expense risk charge assessed through a reduction of the unit value equal to an annualized rate of 1.30%.

(3) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(Continued)

NATIONWIDE VARIABLE ACCOUNT-5 NOTES TO FINANCIAL STATEMENTS December 31, 2010

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2010 and 2009, total transfers to the Account from the fixed account were $59,347 and $0, respectively, and total transfers from the Account to the fixed account were $82,114 and $30,520, respectively. Transfers from the Account to the fixed account are included in redemptions, and transfers to the Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

For guaranteed minimum death benefits, the Company contributed $231 and $0 to the Account in the form of additional premium to contract owner accounts for the years ended December 31, 2010 and 2009, respectively. These amounts are included in purchase payments received from contract owners and are credited at time of annuitant death.

(4) Fair Value Measurement

FASB ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

•

Level 2 – Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products. These funds have no unfunded commitments or restrictions and the Account always has the ability to redeem its interest in the funds with the investee at NAV daily. The investment objectives of these mutual funds are described by the fund name in note 1(b) and in more detail in the applicable product prospectus.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. The Account invests only in funds with fair value measurements in the first two levels of the fair value hierarchy.

The Account recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of December 31, 2010.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	0	$1,977,780	0	$1,977,780

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under FASB ASC 820 .

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2010 are as follows:

	Purchases of Investments	Sales of Investments
NVIT Fund - Class I (TRF)	$40,324	$36,972
NVIT Government Bond Fund - Class I (GBF)	11,162	11,351
NVIT Money Market Fund - Class I (SAM)	15,141	15,141
VP Balanced Fund - Class I (ACVB)	24,469	21,732
VP Capital Appreciation Fund - Class I (ACVCA)	24,922	30,960
Stock Index Fund, Inc. - Initial Shares (DSIF)	51,332	63,292
Equity-Income Portfolio - Initial Class (FEIP)	37,279	27,921
Balanced Portfolio - I Class Shares (AMBP)	7,103	6,695

Total	$211,732	$214,064

(5) Financial Highlights

The following tabular presentation is a summary of units, unit fair values and contract owners’ equity outstanding for variable annuity contracts as of the end of the periods indicated, and the contract expense rate, investment income ratio and total return for each of the periods in the five year period ended December 31, 2010.

(Continued)

NATIONWIDE VARIABLE ACCOUNT- 5 NOTES TO FINANCIAL STATEMENTS December 31, 2010

	Contract Expense Rate*	Units	Unit Fair Value	Contract owners’ equity	Investment Income Ratio**	Total Return***
NVIT Fund - Class I (TRF)
2010	1.30%	2,423	$90.57 to $ 93.26	$224,998	1.00%	11.98%
2009	1.30%	2,810	80.89 to 83.28	233,164	1.35%	24.46%
2008	1.30%	3,454	64.99 to 66.92	230,409	1.39%	-42.32%
2007	1.30%	3,867	112.67 to 116.01	447,344	1.06%	6.77%
2006	1.30%	5,437	105.53 to 108.65	589,384	1.08%	12.15%
NVIT Government Bond Fund - Class I (GBF)
2010	1.30%	2,600	54.65 to 54.67	142,093	2.84%	3.42%
2009	1.30%	2,749	52.84 to 52.86	145,268	4.41%	1.35%
2008	1.30%	2,526	52.14 to 52.16	131,702	4.45%	6.32%
2007	1.30%	1,038	49.04 to 49.06	50,904	4.08%	5.76%
2006	1.30%	1,532	46.37 to 46.39	71,039	3.83%	2.00%
NVIT Money Market Fund - Class I (SAM)
2010	1.30%	2,415	25.47 to 27.67	61,553	0.00%	-1.30%
2009	1.30%	2,970	25.80 to 28.03	76,683	0.02%	-1.26%
2008	1.30%	2,135	26.13 to 28.39	55,844	2.13%	0.73%
2007	1.30%	6,675	25.94 to 28.19	173,216	4.73%	3.42%
2006	1.30%	7,358	25.08 to 27.25	184,617	4.13%	3.18%
VP Balanced Fund - Class I (ACVB)
2010	1.30%	1,557	12.65	19,695	1.76%	10.19%
2009	1.30%	3,247	11.48	37,287	5.28%	13.98%
2008	1.30%	3,412	10.07	34,364	2.53%	-21.37%
2007	1.30%	3,457	12.81	44,279	2.55%	3.56%
2006	1.30%	5,610	12.37	69,383	1.92%	8.20%
VP Capital Appreciation Fund - Class I (ACVCA)
2010	1.30%	13,090	32.59	426,646	0.00%	29.59%
2009	1.30%	13,477	25.15	338,970	0.85%	35.29%
2008	1.30%	15,146	18.59	281,576	0.00%	-46.89%
2007	1.30%	19,543	35.00	684,026	0.00%	43.90%
2006	1.30%	20,445	24.32	497,288	0.00%	15.70%
Stock Index Fund, Inc. - Initial Shares (DSIF)
2010	1.30%	4,399	29.14	128,200	1.68%	13.35%
2009	1.30%	6,653	25.71	171,084	2.06%	24.69%
2008	1.30%	7,501	20.62	154,670	2.04%	-37.96%
2007	1.30%	8,816	33.24	293,014	1.83%	3.88%
2006	1.30%	14,650	32.00	468,732	1.65%	14.00%
Equity-Income Portfolio - Initial Class (FEIP)
2010	1.30%	26,299	28.44	747,916	1.87%	13.65%
2009	1.30%	27,016	25.02	675,982	2.26%	28.52%
2008	1.30%	31,603	19.47	615,300	2.30%	-43.40%
2007	1.30%	37,484	34.40	1,289,435	1.72%	0.20%
2006	1.30%	45,438	34.33	1,559,875	3.26%	18.64%
Balanced Portfolio - I Class Shares (AMBP)
2010	1.30%	8,279	24.98	206,798	0.99%	17.28%
2009	1.30%	8,418	21.30	179,304	2.91%	20.87%
2008	1.30%	10,367	17.62	182,683	3.45%	-39.94%
2007	1.30%	12,489	29.34	366,430	1.26%	14.09%
2006	1.30%	16,627	25.72	427,581	0.80%	9.23%

2010	Reserves for annuity contracts in payout phase:				$19,938
2010	Contract owners equity:				$1,977,837
2009	Reserves for annuity contracts in payout phase:				$19,919
2009	Contract owners equity:				$1,877,661
2008	Reserves for annuity contracts in payout phase:				$18,894
2008	Contract owners equity:				$1,705,442
2007	Reserves for annuity contracts in payout phase:				$14,689
2007	Contract owners equity:				$3,363,337
2006	Reserves for annuity contracts in payout phase:				$16,534
2006	Contract owners equity:				$3,884,433
*	This represents the range of annual contract expense rates of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owners’ accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions to the contractholder accounts through reductions in unit values. The recognition of Investment Income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents total return for the period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.